EXHIBIT 10.1

Blacksands Petroleum-Texas, LLC

800 Bering, Suite 250 Houston, Texas 70577

Main no. 713.554.4491 Fax no. 713.583.1617

July 9, 2014

Adwar Drilling Fund II, L.P.

c/o Adwar Drilling Partners, LLC3753 Howard Hughes Pkwy., Second Floor Suite 314

Las Vegas, Nevada89169

Re:	Amendment 2 toDevelopment Agreement (defined below) ApClark Field Project Borden County, Texas

Gentlemen:

This letter, to be effective as of March 31, 2014, constitutes the second amendment (“DA Amendment 2”) to that certain Development Agreement, dated September 3, 2013 (“Development Agreement”),by and among (i) Blacksands Petroleum-Texas, LLC, a Texas Limited Liability Company (“Blacksands”), (ii) NRG Assets Management, LLC, a Texas Limited Liability Company (“NRG”), and (iii) Adwar Drilling Fund II, L.P., a Nevada Limited Partnership (“Participant”). Blacksands, NRG and Participant may each be referred to herein as a “Party” or, collectively, as the “Parties”. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Development Agreement.

RECITALS

A. Pursuant to the Development Agreement, Participantagreed to participate in the drilling and operation by NRG of four Development Wells (“Development Wells”) located on the Oil, Gas and Mineral Lease(s) covering the lands delineated in the Development Agreement on Exhibit “A”, which wells consisted of (i) the Livestock Well No. 7-2, (ii) the Livestock Well No. 18-2, (iii) the BVR Well No. 5-1, and (iv) the Clark Well No. 3-1.

B. The Parties acknowledge that, at the time the Development Agreement was entered into, ApClark LLC, a Delaware limited liability company (“APC”), and not Blacksands, owned or was otherwise the beneficial owner of the interests in the wells conveyed or to be conveyed to Participant under the Development Agreement (the “Adwar Interests”).

C. The Parties desire to amend the Development Agreement to recognize APC’s conveyance of the Adwar Interests and to make APC a signatory to the Development Agreement.

D. Adwar desires to reduce the number of Development Wells in which it participates under the Development Agreement to three, with Adwar acquiring a participation interest only in (i) the Livestock Well No. 7-2, (ii) the Livestock Well No. 18-2, and (iii) the BVR Well No. 5-1.

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E. The Parties desire to amend the Development Agreement to reflect that the Adwar Interests shall apply only to the Livestock Well No. 7-2, the Livestock Well No. 18-2, and the BVR Well No. 5-1, and that the Adwar Interests shall not apply to the Clark Well No. 3-1.

F. The Parties desire to acknowledge the appointment of PIE Operating, LLC as the Operator for Livestock Well No. 7-2, Livestock Well No. 18-2, and the BVR Well No. 5-1.

G. In consideration of the foregoing and of the covenants and agreements hereinafter set forth, it is hereby agreed by and among the Parties that the Development Agreement shall be amended as follows:

AMENDMENTS

1. The Preambleto the Development Agreement is hereby deleted in its entirety and the following new Preamble to the Development Agreement is substituted in its place and stead, in the same manner as if the said new Preamble to the Development Agreement had been originally incorporated into the Development Agreement:

“This Development Agreement and the Exhibits attached hereto (“Development Agreement”) constitute the Development Agreement between Blacksands Petroleum-Texas, LLC a Texas Limited Liability Company (“Blacksands”), NRG Assets Management, LLC, a Texas Limited Liability Company (“NRG”), ApClark, LLC, a Delaware Limited Liability Company (“APC”), and Adwar Drilling Fund II, L.P., a Nevada Limited Partnership (“Participant”) regarding Participant participating in the drilling and operating by PIE Operating, LLC of threedevelopment wells located on the Oil, Gas and Mineral Lease(s) covering the lands delineated on Exhibit “A”, attached hereto and located in Borden County, Texas (“ApClark Project” or the “Property”). Blacksands, NRG, APC and Participant are sometimes hereinafter collectively referred to as the “Parties” and singularly as a “Party.”

2. All references to “Blacksands” in the Development Agreement shall be deemed to refer to APC, and not Blacksands.

3. Article I of the Development Agreement is hereby deleted in its entirety and the following new Article I of the Development Agreement is substituted in its place and stead, in the same manner as if the said new Article I of the Development Agreement had been originally incorporated into the Development Agreement:

“Participant desires to acquire from APC an undivided working interest in and to the Livestock Well No. 7-2, the Livestock Well No. 18-2, and the BVR Well No. 5-1 (collectively referred to as the “Development Wells”), insofar as to the wellbores and production therefrom and Participant’s proportionate undivided leasehold working interest as set out herein for the Livestock Well No. 7-2, Livestock Well No. 18-2, and the BVR Well No. 5-1 in return for its (i) Upfront Monies set out in Article II below, and (ii) participation in the drilling of the Development Well(s) under the terms set out in Article IV below.”

4. All references to and provisions pertaining to the Clark Well No. 3-1 shall be excised from the Development Agreement for all intents and purposes, such that the Development Agreement (and the Adwar Interests) shall pertain solely to the Livestock Well No. 7-2, the Livestock Well No. 18-2 and the BVR Well No. 5-1.

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5. The Parties acknowledge the receipt by APC from Adwar of $630,000.00 under the Development Agreement. The Parties hereby agree that $10,000.00 of such monies shall be designated as “Upfront Monies” paid with respect to the Livestock Well No. 7-2, $10,000.00 shall be designated as “Upfront Monies” paid with respect to the Livestock Well No. 18-2, and $10,000.00 shall be designated as “Upfront Monies” paid with respect to the BVR Well No. 5-1. The Parties further agree that the remaining $600,000.00 of the monies already received by APC from Adwar shall be credited to Adwar’s earned working interest in the Development Wells as follows: (i) $200,000.00 shall be credited to Adwar’s earned working interest in the Livestock Well No. 7-2, (ii) $200,000.00 shall be credited to Adwar’s earned working interest in the Livestock Well No. 18-2, and (iii) $200,000.00 shall be credited to Adwar’s earned working interest in the BVR Well No. 5-1. In order to recognized the above transactions, Article II of the Development Agreement is hereby deleted in its entirety and the following new Article II of the Development Agreement is substituted in its place and stead, in the same manner as if the said new Article II of the Development Agreement had been originally incorporated into the Development Agreement:

“Upfront Monies” is defined as the costs and expenses set out below:

Development Well(s), per well:

Participant	Participant
Working Interest	Upfront Monies

≈ 6.4%	$10,000.00

Participant’s Total Est. Upfront Monies per well	$10,000.00

Participantshall acquire an undivided working interest in and to the Livestock Well No. 7-2, Livestock Well No. 18-2, and BVR Well No. 5-1 Development Wells, insofar as to the wellbores and production therefrom and a proportionate undivided leasehold working interest. As to each Development Well, the undivided working interest to which Participant shall be entitled shall be equal to seventy-five percent (75%) of the quotient derived by dividing (a) the difference of the actual total amount of funds invested by Participant in such Development Well minus the Upfront Monies, and (b) the actual amounts spent to complete such Development Well. The Parties estimate that Participant shall be entitled to a 6.402272% undivided leasehold working interest (with an associated 4.801704% of 8/8th net revenue interest) in and to (i) the Livestock Well No. 7-2, production therefrom and 80 gross acres around said well, (ii) the Livestock Well No. 18-2, production therefrom and 80 gross acres around said well, and (iii) the BVR Well No. 5-1 production therefrom and 80 gross acres around said well. If drilling costs are less than $2.3M for any Development Well, (A) any excess funds will be returned to Participant, or (B) Participant’s interest in such Development Well shall be increased proportionately, at the election of Participant. If drilling costs are greater than $2.3M for any Development Well, Participant’s Working Interest will be reduced proportionately.

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6. Each of Exhibit E, and Exhibit I to the Development Agreement is hereby deleted in its entirety.

7. Exhibit G to the Development Agreement is hereby deleted in its entirety and the new Exhibit G to the Development Agreement attached hereto is substituted in its place and stead, in the same manner as if the said new Exhibit G to the Development Agreement had been originally incorporated into the Development Agreement.

8. Exhibit H to the Development Agreement is hereby deleted in its entirety and the new Exhibit H to the Development Agreement attached hereto is substituted in its place and stead, in the same manner as if the said new Exhibit H to the Development Agreement had been originally incorporated into the Development Agreement.

9. Exhibit J to the Development Agreement is hereby deleted in its entirety and the new Exhibit J to the Development Agreement attached hereto is substituted in its place and stead, in the same manner as if the said new Exhibit J to the Development Agreement had been originally incorporated into the Development Agreement.

10. Exhibit K to the Development Agreement is hereby deleted in its entirety and the new Exhibit K to the Development Agreement attached hereto is substituted in its place and stead, in the same manner as if the said new Exhibit K to the Development Agreement had been originally incorporated into the Development Agreement.

11. The Parties acknowledge that PIE Operating, LLC has, effective March17, 2014, obtained the exclusive appointment as operator for the Livestock Well No. 7-2, Livestock Well No. 18-2, and BVR Well No. 5-1 Development Wells. The Parties hereby approve the appointment of PIE Operating, LLC as the operator for the Livestock Well No. 7-2, the Livestock Well No. 18-2, and BVR Well No. 5-1 and agree that PIE Operating, LLC shall not be replaced as the operator under this or any other agreement without the prior written approval of Participant and APC.

12. The Parties agree that any and all other provisions of the Development Agreement that are inconsistent with this DA Amendment 2 shall be deemed amended to the extent (and only to the extent) necessary to conform such provisions to the intent of the Parties as evidenced by this DA Amendment 2.

13. Adwar acknowledges that the amendments to the Development Agreement and the reduction in number of the Development Wells evidenced hereby are by mutual agreement of the Parties and that Adwar has conducted any and all due diligence it has deemed necessary or proper with respect to the amendments and transactions evidenced hereby. Adwar agrees to indemnify, defend and hold harmless the other Parties and each of their affiliates, directors, officers, managers, members, partners, shareholders, employees, agents, consultants, advisers and representatives from and against any and all Losses that arise from or relate to this DA Amendment 2, and the reduction in number of the Development Wells from four to three. For purposes of this Section 8, “Losses” shall mean any liabilities, damage, losses, claims, causes of action, payments, charges, judgments, assessments, penalties, fines, awards, settlements, diminutions in value, liens, deficiencies, costs and expenses (including reasonable attorneys’ fees and expenses).

14. Except as previously amended and as further amended hereby, the Development Agreement shall remain in full force and affect.

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IN WITNESS WHEREOF, this instrument is executed effective as of the date first written above.

Blacksands:	NRG:

Blacksands Petroleum-Texas, LLC	NRG Assets Management, LLC

Name:	Name:
Title:	Title:
Date:	Date:

APC:	Participant:

ApClark, LLC	Adwar Drilling Fund II, L.P. By: Adwar Drilling Partners, LLC Its: General Partner

Name:	By its Managing Member Calmerica Resource Development, Inc.
Title:	By: Anthony N. DeMint, President
Date:	Date: July 9, 2014

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EXHIBIT “G”

Attached to and made a part of the Development Agreement dated September 3, 2013 between Blacksands TX, NRG and Adwar Drilling Fund II, L.P.

A U T H O R I Z A T I O N - F O R - E X P E N D I T U R E
Drill & Complete

Original AFE No.		Date:	June 5, 2013
Supplemental No.		Well Type:	Development
Revision No.		Working Interest	100.00%
Footage rate

Lease/Well Name: Livestock 18-2		New Well:	☒	Re-Entry:
Location: Borden County, TX		County/Parish:	Borden
Field/Prospect: Apclark Field		State:	Texas
Objective For:	Spraberry	Proposed TD:	9,300 ft
Other Potential Formation:	Strawn, Cline, Mississippi	Acres in Lease	640

INTANGIBLE COSTS			BCP	ACP	COMPLETION
IDC	ICC
9207	9307	Permit/Survey/Damages	$6,000
9222	9322	Land & Legal	$10,000
9211	9311	Location & Road, Build & Restore	$185,000		$5,000
9202	9301	Contract Drilling - Day Work Day Rate: $12,500.00		$75,000
9203		Contract Drilling - Turnkey
9204		Footage: 9300' @ $36.36/Ft	$338,148	$6,400
	9301	Completion Rig Day Rate: $3,750.00			$22,500
9245	9302	Mob / Demob
9209	9309	Mud & Chemical	$75,000	$85,000	$20,000
9224	9324	Fuel		$2,500
9209	9309	Water / Water Well	$30,000	$20,000	$10,000
9219	9319	Bits
9204		Directional Services
9208	9308	Cement & Cement Services	$35,000	$40,000
9218	9318	Casing Crew, Tongs & Tools		$10,000	$10,000
9218		Mud Log	$10,000
9213		Open Hole Logs	$25,000
9216		Coring & Formation Testing
9213	9329	Cased Hole Logs		$15,000
	9329	Cased Hole Wireline, Perforating / CIBP / misc			$60,000
9214	9314	Fracture / Stimulation			$350,000
9212	9312	Rental Tools & Equipment	$5,000	$5,000	$5,000
9215	9315	Transportation	$10,500	$5,000	$10,000
9230	9330	Vacuum/Pump Truck	$5,000	$5,000	$5,000
9222	9322	Consulting Services	$29,400	$8,400	$6,600
9205	9305	Operating Overhead	$2,500	$100	$5,000
9231	9333	Co. Labor (Time, Exp. & Benefits)	$1,500	$1,500	$5,000
9221	9321	Welding, Roustabout Labor	$3,500	$3,500	$5,000
9216	9316	Special Services, Testing	$3,500		$5,000
9298	9398	P & A Costs	$40,000	-$40,000
9220	9320	Well / Well Control Insurance $0.900 per foot	$8,370
9240	9340	Miscellaneous	$3,000	$1,000	$1,000

		Subtotal	$826,418	$243,400	$525,100
		Contingencies 15.00%	$124,000	$37,000	$79,000

TOTAL INTANGIBLE COSTS			$950,418	$280,400	$604,100

A U T H O R I Z A T I O N - F O R - E X P E N D I T U R E
Lease/Well Name: 0	Date: June 5, 2013

TANGIBLE COSTS					BCP	ACP	COMPLETION
TD&C		Size	Footage	$/foot
9401	Conductor Pipe:	16	100	$50.00
9401	Surface Casing	13 3/8"	250	$30.00	$7,500
9402	Intermediate Casing	8 5/8"	3,500	$22.00	$77,000
9402	Production Casing	5 1/2"	9,200	$11.00		$101,000
9403	Tubing:	2 3/8"	9,200	$4.00			$37,000
9419	Casing Equip. & Liner Hanger				$1,500	$4,000
9418	Valves & Fittings				$500	$1,000	$1,000
9404	Wellhead Equipment					$10,000	$10,000
9490	Misc. Equipment (includes Hook-up fittings & Dump Controls)						$3,000
9413	Downhole Equipment (Packer, XO, Nipple, Pups)						$25,000
9420	Meter & Meter Run (includes Tap)						$15,000
9410	Flowlines & Connections (includes ROW)						$20,000
9407	Tanks, (Walkways, Stairways, etc.)						$15,000
9409	Pumping Unit						$95,000
9409	Line Heater / Dehydration Unit						$5,000
9408	Separator / Heater-Treater						$10,000
9490	Installation Costs						$3,500
	Subtotal				$86,500	$116,000	$239,500
	Contingencies 15.00%				$13,000	$17,000	$36,000

TOTAL TANGIBLE COSTS					$99,500	$133,000	$275,500

TOTAL INTANGIBLE & TANGIBLE COSTS					$1,049,918	$413,400	$879,600
TOTAL WELL COSTS							$2,342,918

It is recognized that the amounts herein are estimates only and approval of this authorization shall extend to the actual costs incurred in conducting the operation specified, whether more or less than set out herein.

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EXHIBIT “H”

Attached to and made a part of the Development Agreement dated September 3, 2013 between BlacksandsTX, NRG and Adwar Drilling Fund II, L.P.

A U T H O R I Z A T I O N - F O R - E X P E N D I T U R E
Drill & Complete

Original AFE No.		Date:	June 5, 2013
Supplemental No.		Well Type:	Development
Revision No.		Working Interest:	100.00%
Footage rate

Lease/Well Name: Livestock 7-2		New Well:	☒	Re-Entry:
Location: Borden County, TX		County/Parish:	Borden
Field/Prospect: Apclark Field		State:	Texas
Objective For:	Spraberry	Proposed TD:	9,300 ft
Other Potential Formation:	Strawn, Cline, Mississippi	Acres in Lease	640

INTANGIBLE COSTS			BCP	ACP	COMPLETION
IDC	ICC
9207	9307	Permit/Survey/Damages	$6,000
9222	9322	Land & Legal	$10,000
9211	9311	Location & Road, Build & Restore	$185,000		$5,000
9202	9301	Contract Drilling - Day Work Day Rate: $12,500.00		$75,000
9203		Contract Drilling - Turnkey
9204		Footage: 9300' @ $36.36/Ft	$338,148	$6,400
	9301	Completion Rig Day Rate: $3,750.00			$22,500
9245	9302	Mob / Demob
9209	9309	Mud & Chemical	$75,000	$85,000	$20,000
9224	9324	Fuel		$2,500
9209	9309	Water / Water Well	$30,000	$20,000	$10,000
9219	9319	Bits
9204		Directional Services
9208	9308	Cement & Cement Services	$35,000	$40,000
9218	9318	Casing Crew, Tongs & Tools		$10,000	$10,000
9218		Mud Log	$10,000
9213		Open Hole Logs	$25,000
9216		Coring & Formation Testing
9213	9329	Cased Hole Logs		$15,000
	9329	Cased Hole Wireline, Perforating / CIBP / misc			$60,000
9214	9314	Fracture / Stimulation			$350,000
9212	9312	Rental Tools & Equipment	$5,000	$5,000	$5,000
9215	9315	Transportation	$10,500	$5,000	$10,000
9230	9330	Vacuum/Pump Truck	$5,000	$5,000	$5,000
9222	9322	Consulting Services	$29,400	$8,400	$6,600
9205	9305	Operating Overhead	$2,500	$100	$5,000
9231	9333	Co. Labor (Time, Exp. & Benefits)	$1,500	$1,500	$5,000
9221	9321	Welding, Roustabout Labor	$3,500	$3,500	$5,000
9216	9316	Special Services, Testing	$3,500		$5,000
9298	9398	P & A Costs	$40,000	-$40,000
9220	9320	Well / Well Control Insurance $0.900 per foot	$8,370
9240	9340	Miscellaneous	$3,000	$1,000	$1,000

		Subtotal	$826,418	$243,400	$525,100
		Contingencies 15.00%	$124,000	$37,000	$79,000

TOTAL INTANGIBLE COSTS			$950,418	$280,400	$604,100

A U T H O R I Z A T I O N - F O R - E X P E N D I T U R E

Lease/Well Name: 0	Date: June 5, 2013

TANGIBLE COSTS					BCP	ACP	COMPLETION
TD&C		Size	Footage	$/foot
9401	Conductor Pipe:	16	100	$50.00
9401	Surface Casing	13 3/8"	250	$30.00	$7,500
9402	Intermediate Casing	8 5/8"	3,500	$22.00	$77,000
9402	Production Casing	5 1/2"	9,200	$11.00		$101,000
9403	Tubing:	2 3/8"	9,200	$4.00			$37,000
9419	Casing Equip. & Liner Hanger				$1,500	$4,000
9418	Valves & Fittings				$500	$1,000	$1,000
9404	Wellhead Equipment					$10,000	$10,000
9490	Misc. Equipment (includes Hook-up fittings & Dump Controls						$3,000
9413	Downhole Equipment (Packer, XO, Nipple, Pups)						$25,000
9420	Meter & Meter Run (includes Tap)						$15,000
9410	Flowlines & Connections (includes ROW)						$20,000
9407	Tanks, (Walkways, Stairways, etc.)						$15,000
9409	Pumping Unit						$95,000
9409	Line Heater / Dehydration Unit						$5,000
9408	Separator / Heater-Treater						$10,000
9490	Installation Costs						$3,500
	Subtotal				$86,500	$116,000	$239,500
	Contingencies 15.00%				$13,000	$17,000	$36,000

TOTAL TANGIBLE COSTS					$99,500	$133,000	$275,500

TOTAL INTANGIBLE & TANGIBLE COSTS					$1,049,918	$413,400	$879,600
TOTAL WELL COSTS							$2,342,918

It is recognized that the amounts herein are estimates only and approval of this authorization shall extend to the actual costs incurred in conducting the operation specified, whether more or less than set out herein.

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EXHIBIT “J”

Attached to and made a part of the Development Agreement dated September 3, 2013 between BlacksandsTX, NRG and Adwar Drilling Fund II, L.P.

ASSIGNMENT

(Development Wells)

STATE OF TEXAS
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BORDEN

THAT, ApClark, LLC, a Delaware limited liability company, whose address is 800 Bering, Suite 250, Houston, Texas 77057 (hereinafter referred to as “Assignor”), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does herby bargain, sell, transfer, assign, set over and convey unto the Parties set out on Exhibit “A”, the working interests and the net revenue interests associated therewith, as set out next to the Parties’ names thereon (hereinafter referred to as “Assignee”), in and to the well (API No: __________________) located on those certain Oil, Gas and Mineral Leases, described in Exhibit “A” (“the Leases”), attached hereto and made a part hereof for all purposes.

This Partial Assignment of Oil, Gas and Mineral Leases is made subject to the terms and provisions herein and further subject to the following Development Agreements and/or terms and conditions:

1.  That certain Development Agreement dated September 3, 2013 by and between Blacksands Petroleum-Texas LLC, NRG Assets Management, LLC and Adwar Drilling Fund II, L.P., as amended by that certain First Amendment to Development Agreement, dated January 30, 2014, and that certain Second Amendment to Development Agreement, dated effective as of March 31, 2014; and

2.  That certain Joint Operating Development Agreement dated September 3, 2013, by and between NRG Assets Management, LLC, as Operator, and Adwar Drilling Fund II, L.P., as Non-Operator, as amended; and

3.  Unless provided otherwise, all recording references in the Exhibits hereto are to the official real property records of the county in which the Assigned Interests are located; and

4.  This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns; and

5.  This Assignment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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TO HAVE AND TO HOLD same unto Assignee, together with all and singular rights and appurtenances thereto in any way belonging, unto Assignee, its successors and assigns, forever and Assignor hereby binds itself, its heirs, successors and assigns, to warrant and forever defend all and singular rights in the Leasesunto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through and under Assignor, but not otherwise.

IN WITNESS HEREOF, this instrument is executed effective this ___________ day of _________________, 201__, but made effective as of the first day of _______________, 201__.

ASSIGNOR:

ApClark, LLC,

a Delaware limited liability company

___________________________

Name:

Title:

STATE OF ________________

COUNTY OF ______________

This instrument was acknowledged before me on the ___day of _____________, 2014, by ____________, ____________, of ApClark, LLC, a Delawarelimited liability company, on behalf of said company.

_____________________________

Notary Public, State of __________

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EXHIBIT “K”

Attached to and made a part of the Development Agreement dated September 3, 2013 between BlacksandsTX, NRG and Adwar Drilling Fund II, L.P.

JOA to be attached

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